UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

EMPIRE STATE REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36105	37-1645259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36106	45-4685158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York		10165
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 953-0888

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On November 11, 2013, Empire State Realty Trust, Inc. (the “Company”) issued a press release announcing certain operational and performance metrics for its portfolio for the quarter ended September 30, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

Representatives of the Company will attend the Annual Convention of the National Association of Real Estate Investment Trusts (“NAREIT”) in San Francisco, California on November 13-15, 2013, during which time they will meet with various investors and analysts. Copies of the materials presented at the conference are available on the investor relations section at www.empirestaterealtytrust.com and are also furnished herewith as Exhibit 99.2.

The information in Item 2.02 and Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

ITEM 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Empire State Realty Trust, Inc. dated November 11, 2013

99.2	November 2013 NAREIT Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

November 12, 2013	By:	/s/ David A. Karp
	Name:	David A. Karp
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

November 12, 2013	By:	/s/ David A. Karp
	Name:	David A. Karp
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Empire State Realty Trust, Inc. dated November 11, 2013

99.2	November 2013 NAREIT Presentation